UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund
(All Share Classes)
(A series of Undiscovered Managers Funds)

Supplement dated June 11, 2010
to the Prospectuses dated December 31, 2009, as supplemented

The following replaces the last sentence of the first paragraph in the section “What are the Fund’s main investment strategies?”:

Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs).

A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.

In addition, the following disclosure is added after the fourth paragraph in the section “The Fund’s Main Investment Risks”:

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-UMBV-610